Exhibit 32.1
CERTIFICATION PURSUANT
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of MakeMusic, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), I, Karen T. van Lith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
August 12, 2011

/s/ Karen T. van Lith
Karen T. van Lith, Chief Executive Officer